Exhibit 10.6

PLEDGE AND ESCROW AGREEMENT

THIS PLEDGE AND ESCROW AGREEMENT (“Agreement”) is made and effective as of April 30, 2021 by and between STEVEN F. URVAN, an individual (the “Pledgor”), and AMMO, INC., a Delaware corporation (the “Secured Party”, the
“Company”).

RECITALS

WHEREAS, the Secured Party, the Pledgor, Speedlight Group I, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Secured Party (the “Sub”), and Gemini Direct Investments LLC, a Nevada limited company (“Gemini”), are parties to that certain Agreement and Plan of Merger, of even date herewith (the “Merger Agreement”), pursuant to which the Sub was merged with Gemini, with the Sub surviving the merger (the
“Merger”); and

WHEREAS, in consideration for the Merger, the Company issued 18,500,000 shares of its common stock, par value $0.001 per share (the “Common Stock”) to the Pledgor, of which 4,000,000 shares of Common Stock, evidenced by share certificates number         and         (the “Certificates”), having an aggregate value of $28,000,000 as of the date hereof, have not been released to the Pledgor and are being held as Collateral to secure the Obligations (the “Pledged Securities”); and

WHEREAS, in order to secure the fulfilment of the obligations of Pledgor set forth in the Merger Agreement relating to certain indemnification obligations provided by Pledgor to the Secured Party and the Sub (i) under Section 7 of the Merger Agreement, in respect of certain tax liabilities (the “Tax Liability Obligations”), and (ii) under Section 9 of the Merger Agreement, in respect of potential liabilities in connection with the Triton Matter (as defined in the Merger Agreement) (the “Triton Liability Obligations” and together with the Tax Liability Obligations, the “Obligations”), Pledgor has agreed to irrevocably pledge to the Secured Party the Pledged Securities;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Recitals, Construction and Defined Terms. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference. In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Section” or “Subsection” refer to the respective Sections and Subsections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules attached hereto; and (iii) wherever the word “include,” “includes,” “including” or words of similar import are used in this Agreement, such words will be deemed to be followed by the words “without limitation.” All capitalized terms used in this Agreement that are defined in the Merger Agreement shall have the meanings assigned to them in the Merger Agreement, unless the context of this Agreement requires otherwise (provided that if a capitalized term used herein is defined in the Merger Agreement and separately defined in this Agreement, the meaning of such term as defined in this Agreement shall control for purposes of this Agreement).

2.           Pledge. In order to secure the full and timely payment and performance of all of the Pledgor’s Obligations to the Secured Party (which, for the avoidance of doubt, do not include other obligations which may be contained in the Merger Agreement other than the Obligations), the Pledgor hereby transfers, pledges, assigns, sets over, delivers and grants to the Secured Party a continuing lien and security interest in and to all of the following property of Pledgor, both now owned and existing and hereafter created, acquired and arising (all being collectively hereinafter referred to as the “Collateral”) and all right, title and interest of Pledgor in and to the Collateral, to-wit:

(a)           the Pledged Securities owned by Pledgor;

(b)           any certificates representing or evidencing the Pledged Securities, including, but not limited to, the Certificates and any substitute or replacement certificates which may come into existence hereafter from time to time;

(c)           any and all distributions thereon, and cash and non-cash proceeds and products thereof, including all dividends, cash, distributions, income, profits, instruments, securities, stock dividends, distributions of capital stock or other securities of the Company and all other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon conversion of the Pledged Securities, whether in connection with stock splits, recapitalizations, merger, conversions, combinations, reclassifications, exchanges of securities or otherwise; and

(d)           any and all voting, management, and other rights, powers and privileges accruing or incidental to an owner of the Pledged Securities and the other property referred to in subsections 2(a) through 2(c) above.

3.           Transfer of Pledged Securities. Simultaneously with the execution of this Agreement, Pledgor shall deliver to the Secured Party: (i) the Certificates representing or evidencing the Pledged Securities, together with undated, irrevocable and duly executed assignments or stock powers thereof in form and substance acceptable to Secured Party (together with medallion guaranteed signatures, if required by Secured Party), executed in blank by Pledgor; (ii) if the Pledged Securities are not represented by physical certificates, then undated, irrevocable and duly executed assignment instruments in form and substance acceptable to Secured Party, executed in blank by Pledgor; (iii) all other property, instruments, documents and papers comprising, representing or evidencing the Collateral, or any part thereof, together with proper instruments of assignment or endorsement, as Secured Party may request or require, duly executed by Pledgor (collectively, the “Transfer Documents”); (iv) an irrevocable proxy permitting the Secured Party to vote the Pledged Securities following a Trigger Event, in form and substance acceptable to Secured Party, executed by Pledgor; and (v) an undated letter of cancellation pursuant to which the Pledgor shall agree to cancel the Pledged Securities in the event that, following a foreclosure proceeding, the Pledged Securities shall become the property of the Secured Party, in form and substance acceptable to Secured Party, executed in blank by Pledgor. The Pledged Securities, the other Transfer Documents, the irrevocable proxy and the letter of cancellation (collectively, the “Pledged Materials”) shall be held by the Secured Party pursuant to this Agreement until released under Section 7 hereof, the termination or expiration of this Agreement, or delivery of the Pledged Materials in accordance with this Agreement. In addition, all non-cash dividends, dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution of the Company, instruments, securities and any other distributions, whether paid or payable in cash or otherwise, made on or in respect of the Pledged Securities, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock or other securities of the Company, or received in exchange for the Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition, or other exchange of assets to which the Company may be a party or otherwise, or any other property that constitutes part of the Collateral from time to time, including any additional certificates representing any portion of the Collateral hereafter acquired by the Pledgor, shall be immediately delivered or cause to be delivered by Pledgor to the Secured Party in the same form as so received, together with proper instruments of assignment or endorsement duly executed by Pledgor.

4.           Security Interest Only. The security interests in the Collateral granted to Secured Party hereunder are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

5.           Record Owner of Collateral. Until a “Trigger Event” (as hereinafter defined) under this Agreement shall occur, the Pledged Securities shall remain registered in the name of the Pledgor. Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it and with respect to Collateral registered in the name of Pledgor.

6.           Rights Related to Pledged Securities. Subject to the terms of this Agreement, unless and until a Trigger Event under this Agreement shall occur:

(a)           Pledgor shall be entitled to exercise any and all voting, management, and other rights, powers and privileges accruing to an owner of the Pledged Securities, or any part thereof, for any purpose consistent with the terms of this Agreement; provided, however, such action would not materially and adversely affect the rights inuring to Secured Party under the Merger Agreement, or adversely affect the remedies of the Secured Party under the Merger Agreement, or the ability of the Secured Party to exercise same.

(b)           Upon the occurrence of a Trigger Event, all rights of the Pledgor in and to the Pledged Securities and all other Collateral shall cease and all such rights shall immediately vest in Secured Party in respect of those Pledged Securities which are necessary to satisfy the Obligations from time to time, as may be determined by Secured Party, although Secured Party shall not have any duty to exercise such rights or be required to sell or to otherwise realize upon the Collateral, as hereinafter authorized, or to preserve the same, and Secured Party shall not be responsible for any failure to do so or delay in doing so. To effectuate the foregoing, Pledgor hereby grants to Secured Party a proxy to vote that portion of the Pledged Securities which are necessary to satisfy the Obligations from time to time for and on behalf of Pledgor, which proxy is irrevocable and coupled with an interest and which proxy shall be effective upon the occurrence of any Trigger Event. Such proxy shall remain in effect so long as the Obligations remain outstanding. The Pledgor hereby acknowledges that any vote by Pledgor in violation of this Section 6 shall be null, void and of no force or effect. Furthermore, all dividends or other distributions received by the Pledgor shall be subject to retention by the Secured Party in accordance with Section 3 above, and until such delivery, any of such dividends and other distributions shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be forthwith retained by the Secured Party in accordance with Section 3 above.

7.           Release of Pledged Securities.

(a) Release of Pledged Securities Relating to Tax Liability Obligations. Pledgor acknowledges that 1,142,857 shares (having a current value as of the date hereof of approximately $8,000,000.00) are being held pursuant to this Agreement to secure Pledgor’s Obligations in respect of the Tax Liability Obligations (the “Tax Liability Pledged Securities”). Ten (10) calendar days immediately following the second (2nd) anniversary of the date hereof, any Tax Liability Pledged Securities that have not otherwise been acquired by the Secured Party pursuant to Section 6(b) or Section 10(a) shall be released to the Pledgor.

(b) Release of Pledged Securities Relating to Triton Liability Obligations. Pledgor acknowledges that 2,857,143 shares (having a current value as of the date hereof of approximately $20,000,000.00) are being held pursuant to this Agreement to secure Pledgor’s Obligations in respect of the Triton Liability Obligations “Triton Liability Pledged Securities”). Those Triton Liability Pledged Securities not otherwise previously acquired by the Secured Party pursuant to Section 6(b) or Section 10(a), shall be released, in whole or in part, upon the Secured Party’s receipt of written evidence that all matters in respect of the Triton Liability Obligations have reached a final non-appealable judgment in favor of the Company approved by one or more appropriate courts in a final, non-appealable order or a settlement of all of them is reached by the parties. Any amounts which are owed by the Company pursuant to the Triton Liability Obligations shall be satisfied by the Pledged Securities and the Pledgor hereby agrees to forfeit that amount of Pledged Securities which, at the time of the receipt of written evidence of the final non-appealable judgment or final settlement, has a market value which equals the amount which is owed by the Company in respect of the Triton Liability Obligations, as evidenced by the final non-appealable judgment or final settlement.

(c) Lock-Up Agreement. Simultaneously with the execution of this Agreement, the Pledgor shall execute and deliver a Lock-Up Agreement to the Company, which shall be acknowledged and agreed to by the Company’s transfer agent, in form and substance acceptable to Secured Party, pursuant to which the Pledged Securities shall not be sold or transferred from the ownership of the Pledgor without the prior written consent of the Secured Party.

8.           Representations, Warranties, and Covenants of the Pledgor. The Pledgor hereby covenants, warrants and represents, for the benefit of the Secured Party, as follows (the following representations and warranties shall be made as of the date of this Agreement and as of each date when Pledged Securities are delivered to Secured Party hereunder, as applicable):

(a)           The Pledged Securities are free and clear of any and all Liens, other than as created by this Agreement.

(b)           The Pledged Securities have been duly authorized and are validly issued, fully paid and non-assessable, and are subject to no options to purchase, or any similar rights or to any restrictions on transferability.

(c)           By virtue of the execution and delivery of this Agreement and upon delivery to the Secured Party of the Pledged Securities in accordance with this Agreement, Secured Party will have a valid and perfected, first priority security interest in the Collateral, subject to no prior or other Liens of any nature whatsoever.

(d)           Pledgor covenants, that for so long as this Agreement is in effect, Pledgor will defend the Collateral and the priority of Secured Party’s security interests therein, at its sole cost and expense, against the claims and demands of all Persons at any time claiming the same or any interest therein.

(e)           At its option, Secured Party may pay, for Pledgor’s account, any taxes (including documentary stamp taxes), liens, security interests, or other encumbrances at any time levied or placed on the Collateral. Pledgor agrees to reimburse Secured Party on demand for any payment made or expense incurred by Secured Party pursuant to the foregoing authorization. Any such amount, if not promptly paid upon demand therefor, shall accrue interest at the highest non-usurious rate permitted by applicable law from the date of outlay, until paid, and shall constitute an Obligation secured hereby.

(f)           [reserved]

(g)           The Pledgor hereby authorizes Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Collateral in favor of Secured Party, for its own benefit and as agent for its Affiliates, free and clear of all Liens and claims and rights of third parties whatsoever. The Pledgor hereby irrevocably authorize Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements, amendments, continuations and other documents in furtherance of the foregoing.

9.           Trigger Events. The occurrence of any one or more of the following events shall constitute an “Trigger Event” hereunder:

(a)           Tax Liability Obligation/Triton Liability Obligation. As determined by the Company in its sole discretion, the incurring of any liability by the Company which would result (i) in a Tax Liability Obligation of the Pledgor under Section 7.3(a) of the Merger Agreement or (ii) in a Triton Liability Obligation of the Pledgor under Section 9.2(d) of the Merger Agreement.

(b)           Covenants and Agreements. The failure of Pledgor to perform, observe or comply with any and all of the covenants, promises and agreements of the Pledgor in this Agreement or in respect of the Obligations, which such failure is not cured by the Pledgor within ten (10) days after receipt of written notice thereof from Secured Party, except that there shall be no notice or cure period with respect to any failure to pay any sums due under or as part of the Obligations (provided that if the failure to perform or default in performance is not capable of being cured, in Secured Party’s sole discretion, then the cure period set forth herein shall not be applicable and the failure or default shall be an immediate Trigger Event hereunder).

10.           Rights and Remedies. Subject at all times to the Uniform Commercial Code as then in effect in the State governing this Agreement, the Secured Party shall have the following rights and remedies upon the occurrence and continuation of a Trigger Event:

(a)           Upon and any time after the occurrence and continuation of a Trigger Event, the Secured Party shall have the right to acquire an amount of Pledged Securities and other Collateral, as determined by the Secured Party in its reasonable discretion, sufficient to satisfy the Obligation giving rise to the Trigger Event, by providing written notice of such Trigger Event (the “Trigger Event Notice”) to the Pledgor. Upon receipt of a Trigger Event Notice relating to a Tax Liability Obligation, Pledgor shall have the option, upon written notice to the Secured Party, to pay the Secured Party the entire Tax Liability Obligation giving rise to the related Trigger Event in cash. In the event the Secured Party receives payment in full for such Tax Liability Obligation on or before the 19th day following the delivery of the related Trigger Event Notice, the Pledgor shall release that number of Tax Liability Pledged Securities, determined by dividing the amount of cash received by Secured Party, by the per-share value of a Tax Liability Pledged Security, to Pledgor. For purposes of this Section 10(a) the value of each Tax Liability Pledged Security shall equal $7.00 per share.

(b)           Subject to the right of the Pledgor to pay cash to the Secured Party under Section 10(a), upon delivery of the Trigger Event Notice, the Secured Party shall have the right to, without notice or demand to Pledgor: (i) sell or transfer the Collateral in respect of those Pledged Securities which are necessary to satisfy the Obligations and to apply the proceeds of such transfer or sales, net of any selling commissions, to the Obligations owed to the Secured Party by the Pledgor; and (ii) exercise in any jurisdiction in which enforcement hereof is sought the rights and remedies provided in this Agreement and those rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State governing this Agreement, and all other rights and remedies available to the Secured Party, under equity or applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently. In furtherance of the foregoing rights and remedies:

(i)        Secured Party may sell those Pledged Securities which are necessary to satisfy the Obligations, or any part thereof, or any other portion of the Collateral in respect of those Pledged Securities which are necessary to satisfy the Obligations, in one or more sales, at public or private sale, conducted by any agent of, or auctioneer or attorney for Secured Party, at Secured Party’s place of business or elsewhere, or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices, all as Secured Party may deem appropriate. Secured Party may be a purchaser at any such sale of any or all of the Collateral so sold. In the event Secured Party is a purchaser at any such sale, Secured Party may apply to such purchase all or any portion of the sums then due and owing by the Pledgor to Secured Party in respect of the Obligations, and the Secured Party may, upon compliance with the terms of the sale, hold, retain and dispose of such property without further accountability to the Pledgor therefore. In the event Secured Party is a purchaser at any such sale of any or all of the Collateral, the Secured Party is authorized to cancel the Pledged Securities and return same to the Company’s treasury. Secured Party is authorized, in its absolute discretion, to restrict the prospective bidders or purchasers of any of the Collateral at any public or private sale as to their number, nature of business and investment intention, including the restricting of bidders or purchasers to one or more persons who represent and agree, to the satisfaction of Secured Party, that they are purchasing the Collateral, or any part thereof, for their own account, for investment, and not with a view to the distribution or resale of any of such Collateral. Upon any sale of the Collateral, the Secured Party is permitted to instruct the Company’s transfer agent to release such Pledged Securities to the Company or any third party and record the transfer of title on the Company’s books and records.

(ii)        Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to each purchaser thereof the Collateral so sold to such purchaser. Each purchaser (including Secured Party) at any such sale shall, to the full extent permitted by law, hold the Collateral so purchased absolutely free from any claim or right whatsoever, including, without limitation, any equity or right of redemption of the Pledgor, who, to the full extent that it may lawfully do so, hereby specifically waives all rights of redemption, stay, valuation or appraisal which she now has or may have under any rule of law or statute now existing or hereafter adopted.

(iii)       At any such sale, the Collateral may be sold in one lot as an entirety, in separate blocks or individually as Secured Party may determine, in its sole and absolute discretion. Secured Party shall not be obligated to make any sale of any Collateral if it shall determine in its sole and absolute discretion, not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. Secured Party may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication.

(iv)       The Pledgor acknowledges that compliance with applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, as amended, blue sky or other state securities laws or similar laws now or hereafter existing analogous in purpose or effect) might very strictly limit or restrict the course of conduct of Secured Party if Secured Party were to attempt to sell or otherwise dispose of all or any part of the Collateral, and might also limit or restrict the extent to which or the manner in which any subsequent transferee of any such securities could sell or dispose of the same. The Pledgor further acknowledges that under applicable laws, Secured Party may be held to have certain general duties and obligations to the Pledgor, as pledgor of the Collateral, to make some effort toward obtaining a fair price for the Collateral even though the obligations of the Pledgor may be discharged or reduced by the proceeds of sale at a lesser price. The Pledgor understands and agrees that, to the extent allowable under applicable law, Secured Party is not to have any such general duty or obligation to the Pledgor, and the Pledgor will not attempt to hold Secured Party responsible for selling all or any part of the Collateral at an inadequate price even if Secured Party shall accept the first offer received or does not approach more than one possible purchaser. Without limiting their generality, the foregoing provisions would apply if, for example, Secured Party were to place all or any part of such securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of such securities for its own account, or if Secured Party placed all or any part of such securities privately with a purchaser or purchasers.

(c)           To the extent that the net proceeds received by the Secured Party are insufficient to satisfy the Obligations in full, the Secured Party shall be entitled to a deficiency judgment against the Pledgor and any other Person obligated for the Obligations for such deficiency amount. The Secured Party shall have the absolute right to sell or dispose of the Collateral, or any part thereof, in any manner it sees fit and shall have no liability to the Pledgor, or any other party for selling or disposing of such Collateral even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used. The Pledgor and any other Person obligated for the Obligations shall remain liable for all deficiencies and shortfalls, if any, that may exist after the Secured Party has exhausted all remedies hereunder.

(d)           Each right, power and remedy of the Secured Party provided for in this Agreement or the Merger Agreement shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or the Merger Agreement, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other further action in any circumstances without demand or notice. The Secured Party shall have the full power to enforce or to assign or contract its rights under this Agreement to a third party.

(e)           In addition to all other remedies available to the Secured Party, upon the issuance of the Pledged Securities to the Secured Party after a Trigger Event, Pledgor agrees to: (i) take such action and prepare, distribute and/or file such documents and papers, as are required or advisable in the opinion of Secured Party and/or its counsel, to permit the sale of the Pledged Securities, whether at public sale, private sale or otherwise, including, without limitation, issuing, or causing its counsel to issue, any opinion of counsel for Pledgor required to allow the Secured Party to sell the Pledged Securities or any other Collateral under Rule 144; (ii) to bear all costs and expenses of carrying out its obligations under this Section 10, which shall be a part of the Obligations secured hereby; and (iii) that there is no adequate remedy at law for the failure by the Pledgor to comply with the provisions of this Section 10 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this subsection may be specifically enforced.

11.           [Reserved].

12.           Irrevocable Authorization and Instruction. If applicable, Pledgor hereby authorize and instruct the transfer agent for the Company (or transfer agents if there is more than one) to comply with any instruction received by it from Secured Party in writing that: (i) states that a Trigger Event hereunder exists or has occurred; and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that such transfer agents shall be fully protected in so complying with any such instruction from Secured Party.

13.           Appointment as Attorney-in-Fact. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of Pledgor, and in the name of Pledgor, or in the name of Secured Party, as applicable, from time to time in the discretion of Secured Party, so long as a Trigger Event hereunder exists, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including any financing statements, endorsements, assignments or other instruments of transfer. Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 13. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Obligations are paid and performed in full.

14.           Continuing Obligation of Pledgor. The obligations, covenants, agreements and duties of the Pledgor under this Agreement shall in no way be affected or impaired by: (i) the modification or amendment (whether material or otherwise) of any of the obligations of the Pledgor or any other Person, as applicable; (ii) the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or other similar proceedings affecting the Pledgor or any other Person, as applicable; or (iii) the release of the Pledgor or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Merger Agreement, by the operation of law or otherwise, including the release of the Pledgor’s obligation to pay interest or attorney’s fees.

Pledgor further agrees that Secured Party may take other guaranties or collateral or security to further secure the Obligations, and consent that any of the terms, covenants and conditions contained in the Merger Agreement may be renewed, altered, extended, changed or modified by Secured Party or may be released by Secured Party, without in any manner affecting this Agreement or releasing Pledgor herefrom, and Pledgor shall continue to be liable hereunder to pay and perform pursuant hereto, notwithstanding any such release or the taking of such other guaranties, collateral or security. This Agreement is additional and supplemental to any and all other guarantees, security agreements or collateral heretofore and hereafter executed by Pledgor for the benefit of Secured Party, whether relating to the liability evidenced by the Merger Agreement or not, and shall not supersede or be superseded by any other document or guaranty executed by Pledgor, or any other Person for any purpose. Pledgor hereby agrees that Pledgor and any additional parties who may become liable for repayment of the sums due in respect of the Obligations, may hereafter be released from their liability hereunder and thereunder; and Secured Party may take, or delay in taking or refuse to take, any and all action with reference to the Merger Agreement (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Pledgor), including specifically the settlement or compromise of any amount allegedly due thereunder, all without notice to, consideration to or the consent of the Pledgor, and without in any way releasing, diminishing or affecting in any way the absolute nature of Pledgor’s obligations and liabilities hereunder.

No delay on the part of the Secured Party in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights. Pledgor hereby waives any and all legal requirements, statutory or otherwise, that Secured Party shall institute any action or proceeding at law or in equity or exhaust its rights, remedies and recourses against or anyone else with respect to the Obligations, as a condition precedent to bringing an action against Pledgor upon this Agreement or as a condition precedent to Secured Party’s rights to sell the Pledged Securities or any other Collateral. Pledgor agrees that Secured Party may simultaneously maintain an action upon this Agreement and an action or proceeding in respective of the Obligations under the Merger Agreement. All remedies afforded by reason of this Agreement are separate and cumulative remedies and may be exercised serially, simultaneously and in any order, and the exercise of any of such remedies shall not be deemed an exclusion of the other remedies and shall in no way limit or prejudice any other contractual, legal, equitable or statutory remedies which Secured Party may have in the Pledged Securities, any other Collateral, or in respect of the Obligations under the Merger Agreement. Until the Obligations, and all extensions, renewals and modifications thereof, are paid in full, and until each and all of the terms, covenants and conditions of this Agreement are fully performed, Pledgor shall not be released by any act or thing which might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay of Secured Party or its successors or assigns, relating to the payment of any sums owing in respect of the Obligations or to any of the other terms, covenants and conditions relating thereto, and Pledgor hereby expressly waives and surrenders any defense to liability hereunder based upon any of the foregoing acts, things, agreements or waivers, or any of them. Pledgor also waives any defense arising by virtue of any disability, insolvency, bankruptcy, lack of authority or power or dissolution of Pledgor, even though rendering the Merger Agreement void, unenforceable or otherwise uncollectible, it being agreed that Pledgor shall remain liable hereunder, regardless of any claim which Pledgor might otherwise have against Secured Party by virtue of Secured Party’s invocation of any right, remedy or recourse given to it hereunder or under the Merger Agreement.

15.           Miscellaneous.

(a)           Performance for Pledgor. The Pledgor agrees and hereby acknowledges that Secured Party may, in Secured Party’s sole discretion, but Secured Party shall not be obligated to, whether or not a Trigger Event shall have occurred, advance funds on behalf of the Pledgor, without prior notice to the Pledgor, in order to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement or the Merger Agreement; provided, however, that the making of any such advance by Secured Party shall not constitute a waiver by Secured Party of any Trigger Event with respect to which such advance is made, nor relieve the Pledgor of any such Trigger Event.

(b)           Applications of Payments and Collateral. Except as may be otherwise specifically provided in this Agreement or the Merger Agreement, all Collateral and proceeds of Collateral coming into Secured Party’s possession may be applied by Secured Party (after payment of any costs, fees and other amounts incurred by Secured Party in connection therewith) to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole discretion. Any surplus held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct. In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Pledgor shall be liable for the deficiency.

(c)           Waivers by Pledgor. The Pledgor hereby waives, to the extent the same may be waived under applicable law: (i) notice of acceptance of this Agreement; (ii) all claims and rights of the Pledgor against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party’s rights or remedies hereunder, under the Merger Agreement in respect of the Obligations or under applicable law; (iii) all claims of the Pledgor for failure of Secured Party to comply with any requirement of applicable law relating to enforcement of Secured Party’s rights or remedies hereunder, under the Merger Agreement in respect of the Obligations or under applicable law; (iv) all rights of redemption of the Pledgor with respect to the Collateral; (v) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (vi) presentment, demand for payment, protest and notice of non-payment and all exemptions applicable to any of the Collateral or the Pledgor; (vii) any and all other notices or demands which by applicable law must be given to or made upon the Pledgor by Secured Party; (viii) settlement, compromise or release of the obligations of any person or entity primarily or secondarily liable upon any of the Obligations; (ix) all rights of the to demand that Secured Party release account debtors or other persons or entities liable on any of the Collateral from further obligation to Secured Party; and (x) substitution, impairment, exchange or release of any Collateral for any of the Obligations. The Pledgor agrees that Secured Party may exercise any or all of its rights and/or remedies hereunder and under the Merger Agreement in respect of the Obligations and under applicable law without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations.

(d)           Waivers by Secured Party. No failure or any delay on the part of Secured Party in exercising any right, power or remedy hereunder or under the Merger Agreement in respect of the Obligations or under applicable law, shall operate as a waiver thereof.

(e)           [Reserved].

(f)           Modifications, Waivers and Consents. No modifications or waiver of any provision of this Agreement or the Merger Agreement, and no consent by Secured Party to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, and any single or partial written waiver by Secured Party of any term, provision or right of Secured Party hereunder shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver of any other right, power or remedy. No notice to or demand upon the Pledgor in any case shall entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances.

(g)           Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Merger Agreement.

(h)           Applicable Law and Consent to Jurisdiction. Subject to Section 15(u), the Pledgor and the Secured Party each irrevocably agrees that any dispute arising under, relating to, or in connection with, directly or indirectly, this Agreement or related to any matter which is the subject of or incidental to this Agreement (whether or not such claim is based upon breach of contract or tort) shall be subject to the exclusive jurisdiction and venue of the state and/or federal courts located in New York; provided, however, Secured Party may, at Secured Party’s sole option, elect to bring any action in any other jurisdiction, including by arbitration pursuant to Section 15(u) hereof. This provision is intended to be a “mandatory” forum selection clause and governed by and interpreted consistent with New York law. The Pledgor and Secured Party each hereby consents to the exclusive jurisdiction and venue of any state or federal court having its situs in said county (or to any other jurisdiction or venue, if Secured Party so elects), and each waives any objection based on forum non conveniens. The Pledgor hereby waives personal service of any and all process and consent that all such service of process may be made by certified mail, return receipt requested, directed to the Pledgor, as set forth herein and in the manner provided by applicable statute, law, rule of court or otherwise. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

(i)           Survival: Successors and Assigns. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof, and shall continue in full force and effect until all Obligations have been paid in full, there exists no commitment by Secured Party which could give rise to any Obligations. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. In the event that Secured Party assigns this Agreement and/or its security interest in the Collateral, such assignment shall be binding upon and recognized by the Pledgor. All covenants, agreements, representations and warranties by or on behalf of the Pledgor which are contained in this Agreement shall inure to the benefit of Secured Party, its successors and assigns. The Pledgor may not assign this Agreement or delegate any of their respective rights or obligations hereunder, without the prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole and absolute discretion.

(j)           Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(k)           Merger and Integration. This Agreement, the Merger Agreement and the documents executed in connection herewith or therewith contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein shall be valid or binding.

(l)           WAIVER OF JURY TRIAL. THE PLEDGOR HEREBY: (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY; AND (ii) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE PLEDGOR AND SECURED PARTY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PLEDGOR AND THE PLEDGOR HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. SECURED PARTY IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PLEDGOR AND SECURED PARTY, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE PLEDGOR REPRESENTS AND WARRANTS THAT HE HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF HIS OWN FREE WILL, AND/OR THAT IHET HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(m)           Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(n)           Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

(o)           Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(p)           Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement, including the execution and filing of UCC-1 Financing Statements in any jurisdiction as Secured Party may require.

(q)           Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

(r)           Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

(s)           Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover from the non-prevailing party, reasonable attorneys’ fees, court costs and all expenses, even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

(t)           Costs and Expenses. The Pledgor agrees to pay to the Secured Party, upon demand, the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Secured Party and of any experts and agents, which the Secured Party may incur in connection with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof. Included in the foregoing shall be the amount of all expenses paid or incurred by Secured Party in consulting with counsel concerning any of its rights hereunder, under the Merger Agreement or under applicable law, as well as such portion of Secured Party’s overhead as Secured Party shall allocate to collection and enforcement of the Obligations in Secured Party’s sole but reasonable discretion. All such costs and expenses shall bear interest from the date of outlay until paid, at the highest rate allowed by law. The provisions of this Subsection shall survive the termination of this Agreement and Secured Party’s security interest hereunder and the payment of all Obligations.

(u) Arbitration. At the option of the Secured Party, any dispute, claim or controversy arising out of or relating to the Collateral or to this Agreement among the Pledgor and the Secured Party or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in New York City before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures pursuant to JAMS' Streamlined Arbitration Rules and Procedures. Judgment on the award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

(v) Merger Agreement Controls. Notwithstanding anything to the contrary herein, in the event of any conflict or inconsistency with or between this Agreement and the Merger Agreement, the Merger Agreement shall control, provided however, that the security interest granted pursuant to Section 2 hereto shall not be affected and shall be in full force and effect notwithstanding any such conflict or inconsistency, other than rights to the payment of dividends which shall remain subject to the Merger Agreement.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PLEDGOR:

/s/ Steven F. Urvan
STEVEN F. URVAN

[Signature page to Pledge and Escrow Agreement (Ammo – Urvan)

SECURED PARTY:

AMMO, INC.

By: /s/ Robert Wiley
Name: Robert Wiley
Title: CFO

[Signature page to Pledge and Escrow Agreement (Ammo – Urvan)]

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